UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 25, 2014

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MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 1, 2014, Maxwell Technologies, Inc. (the “Company”) issued a press release announcing the Company’s results for its first quarter ended March 31, 2014. A copy of this press release is attached hereto as Exhibit 99.1.
This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)    Effective as of May 1, 2014, the Board of Directors of the Company (the “Board”) appointed Dr. Franz Fink, age 52, as President and Chief Executive Officer of the Company. In addition, pursuant to the terms of the employment agreement described below, the Board intends to appoint Dr. Fink as a director to serve on the Board as a Class I director until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified.
Immediately prior to joining Maxwell, Dr. Fink was an independent business consultant, assisting companies in the industrial and automotive markets with business optimization and growth initiatives. From 2006 to 2012, Dr. Fink served as President and Chief Executive Officer of Gennum Corp., a leading supplier of high-speed analog and mixed-signal semiconductors for the optical communications, networking, and video broadcast markets that was listed on the Toronto Stock Exchange before being acquired by Semtech Corp. in March 2012. From 2003 to 2006, Dr. Fink was senior vice president and general manager of the Wireless and Mobile Systems Group of Austin, Texas-based Freescale Semiconductor, Inc. From 1991 through 2003, Dr. Fink held a series of senior management positions in the Semiconductor Products Sector of Motorola Corp. in Germany, the United Kingdom and the United States. He currently serves as a director and is a member of the Governance Committee of Pason Systems Corp., a publicly-traded company on the Toronto Stock Exchange. Dr. Fink holds a doctorate in natural sciences from the department of computer-aided design and a master’s degree in computer science and electrical engineering from the Technical University of Munich, Germany.
On April 25, 2014, the Company entered into an Employment Agreement with Dr. Fink that is attached hereto as Exhibit 10.1 (the “Employment Agreement”). Under the terms of the Employment Agreement, as the Company’s President and Chief Executive Officer, Dr. Fink will receive an annual base salary of $500,000 and will be eligible for an incentive bonus targeted at 100% of annual base salary for each fiscal year of the Company.
Dr. Fink will receive a series of restricted stock unit awards (“RSUs”) under the Company’s 2013 Omnibus Equity Incentive Plan and in accordance with the Employment Agreement, as follows:

•	40,000 RSUs that vest in equal annual installments over four years of continuous service;

•	40,000 RSUs that vest based on the achievement of certain financial metrics to be established by the Compensation Committee of the Board; and

•
50,000 RSUs that vest based on the Company’s common stock having a closing price per share of at least $30 for 60 consecutive business days during the period from May 1, 2015 through April 30, 2017, provided that Dr. Fink remains employed through April 30, 2017 (the “30/60 Award”). The 30/60 Award is subject to acceleration upon a change in control in which the Company’s stockholders receive at least $30 per share in cash and stock consideration.

The Employment Agreement also provides for certain severance benefits. If Dr. Fink’s employment is terminated without cause, either more than 30 days prior to a change in control or more than 18 months after a change in control, he will receive payment of his base salary, target bonus, and reimbursement of a portion of COBRA health insurance premiums for a period of up to 12 months, as well as a pro-rated bonus based on actual achievement in the year of termination. In addition, if Dr. Fink’s employment is terminated without cause or should Dr. Fink resign his employment for good reason, either within 30 days prior to a change in control or within 18 months after a change of control, he will receive a lump sum payment equal to two times his base salary and target bonus, current year bonus paid at target, reimbursement of a portion of COBRA health insurance premiums for a period of up to 24 months, and waiver of service vesting conditions and deemed attainment at target of all performance-vested milestones under each outstanding equity award, except the 30/60 Award.
The selection of Dr. Fink to serve as President and Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Dr. Fink and any director or other executive officer of the Company and there are no related person transactions between the Company and Dr. Fink reportable under Item 404(a) of Regulation S-K.
The Company issued a press release announcing the appointment of Dr. Fink on May 1, 2014, a copy of which is attached to this report as Exhibit 99.2.
Effective at the close of business on May 1, 2014, John Warwick, the current interim Chief Executive Officer of the Company, will return solely to his previous role as the Company’s Chief Operating Officer.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement between Maxwell Technologies, Inc. and Dr. Franz Fink dated April 25, 2014
99.1	Press release issued by Maxwell Technologies, Inc. on May 1, 2014
99.2	Press release issued by Maxwell Technologies, Inc. on May 1, 2014, announcing appointment of new Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ Kevin S. Royal
Kevin S. Royal
Chief Financial Officer
Date: May 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Maxwell Technologies, Inc. and Dr. Franz Fink dated April 25, 2014
99.1	Press release issued by Maxwell Technologies, Inc. on May 1, 2014
99.2	Press release issued by Maxwell Technologies, Inc. on May 1, 2014, announcing appointment of new Chief Executive Officer